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                                                                    EXHIBIT 16.1
                                                                    ------------



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

       We have read and agree with the comments in Item 4 of Form 8-K of T REIT, Inc. dated July 11, 2000.



                                              /s/ HASKELL & WHITE LLP



Irvine, California
July 31, 2000